PENN SERIES FUNDS, INC.

Supplement dated December 22, 2025

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Mid Cap Value Fund

Kevin Preloger, portfolio manager of the Mid Cap Value Fund (the “Fund”), has announced his plans to retire, from Janus Henderson Investors US LLC, investment sub-adviser to the Fund, effective December 31, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Kevin Preloger in the Prospectus and SAI are deleted in their entirety. Justin Tugman will continue to serve as portfolio manager of the Fund.

Kevin Preloger’s retirement will not result in any change to the investment process for the Fund or to other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9226 12/25